Exhibit 4.52

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of November 30, 2022, in Shanghai, the People’s Republic of China (the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the PRC):

Party A:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province

Party B:	Bin Li
Address:	********

Party C:	Anhui NIO AI Technology Co., Ltd.
Address:	Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province

(Each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.)

Whereas:

1.	Party B is the shareholder of Party C and as of the date hereof hold 80% of the equity interests of Party C, representing RMB 8,000,000 in the registered capital of Party C.
2.

Party A and Party B executed a Loan Agreement (“Loan Agreement”) on November 30, 2022, according to which Party A agreed to provide to Party B a loan in the amount of RMB 8,000,000 for the purpose of Party B’s contribution to Party C.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Sale and Purchase of Equity Interest
1.1	Option Granted

Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by PRC laws and at the price described in Section 1.3 herein (such right being the “Equity Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Purchase Option to Party A. The term “person” as used herein shall refer to individuals, companies, joint ventures, partnerships, enterprises, trusts or non-corporate organizations.

1.2	Steps for Exercise of the Equity Purchase Option

Subject to the provisions of PRC laws and regulations, Party A may exercise the Equity Purchase Option by issuing a written notice to Party B (the “Equity Purchase Notice”), specifying:(a) Party A or the Designee’s decision to exercise the Equity Purchase Option; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Purchased Equity”); and (c) the date for purchasing the Purchased Equity or the date for the transfer of the Purchased Equity. Upon receipt of the Equity Purchase Notice, Party B shall transfer all the Purchased Equity to Party A and/or the Designee as set forth in Article 1.4 hereof.

1.3	Purchase Price

The total price for the purchase by Party A of all equity interests in Party C held by Party B upon exercise of the Equity Purchase Option by Party A shall be RMB 8,000,000; if Party A exercises the Equity Purchase Option to purchase part of the equity interests held by Party B in Party C, then the purchase price shall be calculated on a pro rata basis. If at the time when Party A exercises the Equity Purchase Option, the minimum price permitted under PRC laws is higher than the aforementioned price, then the purchase price shall be such minimum price permitted by PRC laws (collectively, the “Purchase Price”).

1.4	Transfer of Purchased Equity

For each exercise of the Equity Purchase Option by Party A:

1.4.1	Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Purchased Equity to Party A and/or the Designee(s);
1.4.2

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Purchased Equity by Party B to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3

Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Purchase Notice regarding the Purchased Equity, in the form and substance satisfactory to Party A and/or the Designee(s);

1.4.4

Party B shall, within thirty (30) days after receipt of the Equity Purchase Notice, execute all necessary contracts, agreements or documents with relevant parties, obtain all necessary government approvals and permits, and take all necessary actions, so as to transfer valid ownership of the Purchased Equity to Party A and/or the Designee(s), unencumbered by any Security Interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Purchased Equity. For the purpose of this Section and this Agreement, “Security Interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but, for the avoidance of doubt, shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney; “Party B’s Equity Pledge Agreement” as used in this Agreement shall refer to the Equity Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto.; “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with a power of attorney and any modification, amendment and restatement thereto.

1.5	Payment

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A (and any interest thereon) in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Purchase Option, Party A may make the payment of the Purchase Price by way of offset of the outstanding debts owed by Party B to Party A (including without limitation the outstanding amount of the loan owed by Party B to Party A and any interest thereon) (such debts, the “Offset Debts”), in which case Party A shall not be required to pay any additional purchase price to Party B, unless the Purchase Price set forth herein is required to be adjusted in accordance with PRC laws. If PRC laws impose mandatory requirements on the Purchase Price agreed under this Agreement, such that the minimum Purchase Price permitted under PRC laws exceeds the price already offset by the Offset Debts, Party B hereby waives its right to receive the amount of price that exceeds the amount offset by the Offset Debts.

2.	Covenants
2.1	Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the constitutional documents of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits required for Party C’s business, and prudently and effectively operate its business and handle its affairs;

2.1.3

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C or legal or beneficial interest in the material business or revenues of Party C, or allow the encumbrance thereon of any Security Interest;

2.1.4

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or assume any debt, except for debts incurred in the ordinary course of business other than payables incurred by loans;

2.1.5

They shall always operate all of Party C’s businesses within the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6	Without the prior written consent of Party A, they shall not cause Party C to execute any material contract, except the contracts in the ordinary course of business;
2.1.7	Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;
2.1.8	They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;
2.1.9

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;
2.1.11	They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;
2.1.12

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13

Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	At the request of Party A, they shall appoint any person designated by Party A as the director or senior management of Party C.

2.1.15	Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates;
2.1.16	Unless otherwise mandatorily required by PRC laws, Party C shall not be dissolved or liquated without prior written consent by Party A;
2.1.17

Once PRC laws permit foreign investors to invest in the principal business of Party C in the PRC, with a controlling stake and/or in the form of wholly foreign-owned enterprise, and the competent PRC government authorities begin to approve such investments, upon Party A’s exercise of the Equity Purchase Option, Party B shall immediately transfer to Party A or the Designee(s) the equity interests in Party C held by Party B, and Party C shall cooperate with the equity transfer procedures; and

2.1.18

With respect to the covenants applicable to Party C under this Article 2.1, Party B and Party C shall cause Party C’s subsidiaries to abide by such covenants where applicable, as if such subsidiaries were Party C under the corresponding paragraphs.

2.2	Covenants of Party B

Party B hereby covenants as follows:

2.2.1

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any Security Interest, except for the interest placed in accordance with Party B’s Equity Pledge Agreement and Party B’s Power of Attorney;

2.2.2

Without the prior written consent of Party A, Party B shall ensure the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any Security Interest, except for the interest placed in accordance with Party B’s Equity Pledge Agreement and Party B’s Power of Attorney;

2.2.3

Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5

Party B shall ensure the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Purchased Equity as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6

To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7	Party B shall appoint any designee of Party A as the director or the senior management of Party C, at the request of Party A;
2.2.8

With respect to the transfer of equity interests of Party C by any other shareholders of Party C to Party A, Party B hereby waives all of its right of first refusal (if any); Party B gives consent to the execution by each other shareholder of Party C with Party A and Party C of the exclusive option agreement, the Equity Pledge Agreement and the power of attorney similar to this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney, and undertakes not to take any action in conflict with such documents executed by such other shareholders (if any);

2.2.9

If Party B received any profit distribution, interest, dividend or proceeds of liquidation from Party C, Party B shall promptly donate all such profit distribution, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A in the manner permitted by the applicable PRC laws; and

2.2.10

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of the transfer of the Purchased Equity, that:

3.1

They have the power, capacity and authority to execute and deliver this Agreement and any equity transfer contract to which they are parties concerning each transfer of the Purchased Equity as described thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Purchase Option. This Agreement and the Transfer Contracts to which they are parties, once executed, constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2

Party B and Party C have obtained any and all approvals and consents from the third parties and competent government authorities (if required) for the execution, delivery and performance of this Agreement;

3.3

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4

Party B has good and marketable title to the equity interests held by it in Party C. Except for Party B’s Equity Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any Security Interest on such equity interests;

3.5	Party C has good and marketable title to all of its assets, and has not placed any Security Interest on the aforementioned assets;
3.6

Party C does not have any outstanding debts, except for (i) debt incurred during the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.7	Party C will comply with all laws and regulations applicable to asset acquisition; and
3.8	There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.
4.	Term

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.	Governing Law and Disputes Resolution
5.1	Governing Law

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by PRC laws.

5.2	Methods of Disputes Resolution

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of all the Parties’ equities, assets, property interest or land assets (including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets), or propose the winding-up of the Parties in accordance with the dispute resolution clause and/or applicable PRC laws. In addition, in the course of forming the tribunal, both Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands, places of incorporation of all the Parties (namely Hefei, China) and places where the principal assets of either Party are located) for the grant of temporary reliefs. During the arbitration, except for the matters under dispute and pending for arbitration, all the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.	Taxes and Fees

Each Party shall pay any and all transfer and registration taxes, expenses and fees incurred thereby or levied thereon in accordance with PRC laws in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	Notices
7.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission to the address of such Party set forth below. A copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	Notices given by personal delivery (including courier service), shall be deemed effectively served on the date of signature for receipt;
7.1.2	Notices given by registered mail, postage prepaid, shall be deemed effectively served on the 15th day after the date on the registered letter receipt;
7.1.3

Notices given by facsimile transmission, shall be deemed effectively served on the date indicated on the fax transmission record, unless it is delivered after 5 o’clock p.m. or on a non-business day per the local time of the recipient, in which case, it shall be deemed effectively served on the business day immediately following the date indicated on the fax transmission record.

7.2	For the purpose of notice, the addresses of the Parties are as follows:

Party A:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building 20, No. 56 AnTuo Road, Jiading District, Shanghai
Attn:	Juan Gan

Party B:	Bin LI
Address:	********
Attn:	Bin Li

Party C:	Anhui NIO AI Technology Co., Ltd.
Address:	Building 20, No. 56 AnTuo Road, Jiading District, Shanghai
Attn:	Juan Gan

7.3	Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.
8.	Confidentiality

The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	Breach of Agreement
10.1

If Party B or Party C commits any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B or Party C to indemnify all damages. This Article 10 shall not prejudice any other rights of Party A hereunder.

10.2	Unless otherwise provided for by laws, Party B and Party C shall in no case be entitled to terminate or cancel this Agreement.
11.	Miscellaneous
11.1	Amendments, changes and supplements

Any amendment, change or supplement to this Agreement shall be made in a written agreement signed by each Party.

11.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Severability

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.5	Successors

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties.

11.6	Survival

11.6.1Any obligations that occurred or that are due in connection with this Agreement before the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.6.2The provisions of Sections 5, 8, 10 and this Section 11.6 shall survive the termination of this Agreement.

11.7	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.8	Language and Counterpart

This Agreement is written in Chinese in three copies, each Party having one copy.

[Remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Party A: Anhui NIO Autonomous Driving Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Party B: Bin Li

By:	/s/ Bin Li

Party C: Anhui NIO AI Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of November 30, 2022, in Shanghai, the People’s Republic of China (the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the PRC):

Party A:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province

Party B:	Lihong Qin
Address:	********

Party C:	Anhui NIO AI Technology Co., Ltd.
Address:	Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province

(Each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.)

Whereas:

1.	Party B is the shareholder of Party C and as of the date hereof hold 2.24% of the equity interests of Party C, representing RMB 224,000 in the registered capital of Party C.
2.

Party A and Party B executed a Loan Agreement (“Loan Agreement”) on November 30, 2022, according to which Party A agreed to provide to Party B a loan in the amount of RMB 224,000 for the purpose of Party B’s contribution to Party C.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Sale and Purchase of Equity Interest
1.1	Option Granted

Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by PRC laws and at the price described in Section 1.3 herein (such right being the “Equity Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Purchase Option to Party A. The term “person” as used herein shall refer to individuals, companies, joint ventures, partnerships, enterprises, trusts or non-corporate organizations.

1.2	Steps for Exercise of the Equity Purchase Option

Subject to the provisions of PRC laws and regulations, Party A may exercise the Equity Purchase Option by issuing a written notice to Party B (the “Equity Purchase Notice”), specifying:(a) Party A or the Designee’s decision to exercise the Equity Purchase Option; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Purchased Equity”); and (c) the date for purchasing the Purchased Equity or the date for the transfer of the Purchased Equity. Upon receipt of the Equity Purchase Notice, Party B shall transfer all the Purchased Equity to Party A and/or the Designee as set forth in Article 1.4 hereof.

1.3	Purchase Price

The total price for the purchase by Party A of all equity interests in Party C held by Party B upon exercise of the Equity Purchase Option by Party A shall be RMB 224,000; if Party A exercises the Equity Purchase Option to purchase part of the equity interests held by Party B in Party C, then the purchase price shall be calculated on a pro rata basis. If at the time when Party A exercises the Equity Purchase Option, the minimum price permitted under PRC laws is higher than the aforementioned price, then the purchase price shall be such minimum price permitted by PRC laws (collectively, the “Purchase Price”).

1.4	Transfer of Purchased Equity

For each exercise of the Equity Purchase Option by Party A:

1.4.1	Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Purchased Equity to Party A and/or the Designee(s);
1.4.2

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Purchased Equity by Party B to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3

Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Purchase Notice regarding the Purchased Equity, in the form and substance satisfactory to Party A and/or the Designee(s);

1.4.4

Party B shall, within thirty (30) days after receipt of the Equity Purchase Notice, execute all necessary contracts, agreements or documents with relevant parties, obtain all necessary government approvals and permits, and take all necessary actions, so as to transfer valid ownership of the Purchased Equity to Party A and/or the Designee(s), unencumbered by any Security Interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Purchased Equity. For the purpose of this Section and this Agreement, “Security Interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney; “Party B’s Equity Pledge Agreement” as used in this Agreement shall refer to the Equity Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto.; “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with a power of attorney and any modification, amendment and restatement thereto.

1.5	Payment

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A (and any interest thereon) in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Purchase Option, Party A may make the payment of the Purchase Price by way of offset of the outstanding debts owed by Party B to Party A (including without limitation the outstanding amount of the loan owed by Party B to Party A and any interest thereon) (such debts, the “Offset Debts”), in which case Party A shall not be required to pay any additional purchase price to Party B, unless the Purchase Price set forth herein is required to be adjusted in accordance with PRC laws. If PRC laws impose mandatory requirements on the Purchase Price agreed under this Agreement, such that the minimum Purchase Price permitted under PRC laws exceeds the price already offset by the Offset Debts, Party B hereby waives its right to receive the amount of price that exceeds the amount offset by the Offset Debts.

2.	Covenants
2.1	Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the constitutional documents of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits required for Party C’s business, and prudently and effectively operate its business and handle its affairs;

2.1.3

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C or legal or beneficial interest in the material business or revenues of Party C, or allow the encumbrance thereon of any Security Interest;

2.1.4

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or assume any debt, except for debts incurred in the ordinary course of business other than payables incurred by loans;

2.1.5

They shall always operate all of Party C’s businesses within the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6	Without the prior written consent of Party A, they shall not cause Party C to execute any material contract, except the contracts in the ordinary course of business;
2.1.7	Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;
2.1.8	They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;
2.1.9

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;
2.1.11	They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;
2.1.12

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13

Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	At the request of Party A, they shall appoint any person designated by Party A as the director or senior management of Party C.

2.1.15	Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates;
2.1.16	Unless otherwise mandatorily required by PRC laws, Party C shall not be dissolved or liquated without prior written consent by Party A;
2.1.17

Once PRC laws permit foreign investors to invest in the principal business of Party C in the PRC, with a controlling stake and/or in the form of wholly foreign-owned enterprise, and the competent PRC government authorities begin to approve such investments, upon Party A’s exercise of the Equity Purchase Option, Party B shall immediately transfer to Party A or the Designee(s) the equity interests in Party C held by Party B, and Party C shall cooperate with the equity transfer procedures; and

2.1.18

With respect to the covenants applicable to Party C under this Article 2.1, Party B and Party C shall cause Party C’s subsidiaries to abide by such covenants where applicable, as if such subsidiaries were Party C under the corresponding paragraphs.

2.2	Covenants of Party B

Party B hereby covenants as follows:

2.2.1

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any Security Interest, except for the interest placed in accordance with Party B’s Equity Pledge Agreement and Party B’s Power of Attorney;

2.2.2

Without the prior written consent of Party A, Party B shall ensure the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any Security Interest, except for the interest placed in accordance with Party B’s Equity Pledge Agreement and Party B’s Power of Attorney;

2.2.3

Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5

Party B shall ensure the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Purchased Equity as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6

To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7	Party B shall appoint any designee of Party A as the director or the senior management of Party C, at the request of Party A;
2.2.8

With respect to the transfer of equity interests of Party C by any other shareholders of Party C to Party A, Party B hereby waives all of its right of first refusal (if any); Party B gives consent to the execution by each other shareholder of Party C with Party A and Party C of the exclusive option agreement, the Equity Pledge Agreement and the power of attorney similar to this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney, and undertakes not to take any action in conflict with such documents executed by such other shareholders (if any);

2.2.9

If Party B received any profit distribution, interest, dividend or proceeds of liquidation from Party C, Party B shall promptly donate all such profit distribution, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A in the manner permitted by the applicable PRC laws; and

2.2.10

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of the transfer of the Purchased Equity, that:

3.1

They have the power, capacity and authority to execute and deliver this Agreement and any equity transfer contract to which they are parties concerning each transfer of the Purchased Equity as described thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Purchase Option. This Agreement and the Transfer Contracts to which they are parties, once executed, constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2

Party B and Party C have obtained any and all approvals and consents from the third parties and competent government authorities (if required) for the execution, delivery and performance of this Agreement;

3.3

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4

Party B has good and marketable title to the equity interests held by it in Party C. Except for Party B’s Equity Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any Security Interest on such equity interests;

3.5	Party C has good and marketable title to all of its assets, and has not placed any Security Interest on the aforementioned assets;
3.6

Party C does not have any outstanding debts, except for (i) debt incurred during the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.7	Party C will comply with all laws and regulations applicable to asset acquisition; and
3.8	There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.
4.	Term

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.	Governing Law and Disputes Resolution
5.1	Governing Law

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by PRC laws.

5.2	Methods of Disputes Resolution

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of all the Parties’ equities, assets, property interest or land assets (including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets), or propose the winding-up of the Parties in accordance with the dispute resolution clause and/or applicable PRC laws. In addition, in the course of forming the tribunal, both Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands, places of incorporation of all the Parties (namely Hefei, China) and places where the principal assets of either Party are located) for the grant of temporary reliefs. During the arbitration, except for the matters under dispute and pending for arbitration, all the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.	Taxes and Fees

Each Party shall pay any and all transfer and registration taxes, expenses and fees incurred thereby or levied thereon in accordance with PRC laws in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	Notices
7.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission to the address of such Party set forth below. A copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	Notices given by personal delivery (including courier service), shall be deemed effectively served on the date of signature for receipt;
7.1.2	Notices given by registered mail, postage prepaid, shall be deemed effectively served on the 15th day after the date on the registered letter receipt;
7.1.3

Notices given by facsimile transmission, shall be deemed effectively served on the date indicated on the fax transmission record, unless it is delivered after 5 o’clock p.m. or on a non-business day per the local time of the recipient, in which case, it shall be deemed effectively served on the business day immediately following the date indicated on the fax transmission record.

7.2	For the purpose of notice, the addresses of the Parties are as follows:
Party A:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building 20, No. 56 AnTuo Road, Jiading District, Shanghai
Attn:	Juan Gan

Party B:	Lihong Qin
Address:	********
Attn:	Lihong Qin

Party C:	Anhui NIO AI Technology Co., Ltd.
Address:	Building 20, No. 56 AnTuo Road, Jiading District, Shanghai
Attn:	Juan Gan

7.3	Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.
8.	Confidentiality

The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	Breach of Agreement
10.1

If Party B or Party C commits any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B or Party C to indemnify all damages. This Article 10 shall not prejudice any other rights of Party A hereunder.

10.2	Unless otherwise provided for by laws, Party B and Party C shall in no case be entitled to terminate or cancel this Agreement.
11.	Miscellaneous
11.1	Amendments, changes and supplements

Any amendment, change or supplement to this Agreement shall be made in a written agreement signed by each Party.

11.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Severability

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.5	Successors

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties.

11.6	Survival
11.6.1	Any obligations that occurred or that are due in connection with this Agreement before the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.
11.6.2	The provisions of Sections 5, 8, 10 and this Section 11.6 shall survive the termination of this Agreement.
11.7	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.8	Language and Counterpart

This Agreement is written in Chinese in three copies, each Party having one copy.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Party A: Anhui NIO Autonomous Driving Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Party B: Lihong Qin

By:	/s/ Lihong Qin

Party C: Anhui NIO AI Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of November 30, 2022, in Shanghai, the People’s Republic of China (the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the PRC):

Party A:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province

Party B:	Shaoqing Ren
Address:	********

Party C:	Anhui NIO AI Technology Co., Ltd.
Address:	Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province

(Each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.)

Whereas:

1.	Party B is the shareholder of Party C and as of the date hereof hold 17.76% of the equity interests of Party C, representing RMB 1,776,000 in the registered capital of Party C.
2.

Party A and Party B executed a Loan Agreement (“Loan Agreement”) on November 30, 2022, according to which Party A agreed to provide to Party B a loan in the amount of RMB 1,776,000 for the purpose of Party B’s contribution to Party C.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Sale and Purchase of Equity Interest
1.1	Option Granted

Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by PRC laws and at the price described in Section 1.3 herein (such right being the “Equity Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Purchase Option to Party A. The term “person” as used herein shall refer to individuals, companies, joint ventures, partnerships, enterprises, trusts or non-corporate organizations.

1.2	Steps for Exercise of the Equity Purchase Option

Subject to the provisions of PRC laws and regulations, Party A may exercise the Equity Purchase Option by issuing a written notice to Party B (the “Equity Purchase Notice”), specifying:(a) Party A or the Designee’s decision to exercise the Equity Purchase Option; (b) the portion of equity interests to be purchased by

Party A or the Designee from Party B (the “Purchased Equity”); and (c) the date for purchasing the Purchased Equity or the date for the transfer of the Purchased Equity. Upon receipt of the Equity Purchase Notice, Party B shall transfer all the Purchased Equity to Party A and/or the Designee as set forth in Article 1.4 hereof.

1.3	Purchase Price

The total price for the purchase by Party A of all equity interests in Party C held by Party B upon exercise of the Equity Purchase Option by Party A shall be RMB 1,776,000; if Party A exercises the Equity Purchase Option to purchase part of the equity interests held by Party B in Party C, then the purchase price shall be calculated on a pro rata basis. If at the time when Party A exercises the Equity Purchase Option, the minimum price permitted under PRC laws is higher than the aforementioned price, then the purchase price shall be such minimum price permitted by PRC laws (collectively, the “Purchase Price”).

1.4	Transfer of Purchased Equity

For each exercise of the Equity Purchase Option by Party A:

1.4.1	Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Purchased Equity to Party A and/or the Designee(s);
1.4.2

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Purchased Equity by Party B to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3

Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Purchase Notice regarding the Purchased Equity, in the form and substance satisfactory to Party A and/or the Designee(s);

1.4.4

Party B shall, within thirty (30) days after receipt of the Equity Purchase Notice, execute all necessary contracts, agreements or documents with relevant parties, obtain all necessary government approvals and permits, and take all necessary actions, so as to transfer valid ownership of the Purchased Equity to Party A and/or the Designee(s), unencumbered by any Security Interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Purchased Equity. For the purpose of this Section and this Agreement, “Security Interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney; “Party B’s Equity Pledge Agreement” as used in this Agreement shall refer to the Equity Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto.; “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with a power of attorney and any modification, amendment and restatement thereto.

1.5	Payment

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A (and any interest thereon) in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Purchase Option, Party A may make the payment of the Purchase Price by way of offset of the outstanding debts owed by Party B to Party A (including without limitation the outstanding amount of the loan owed by Party B to Party A and any interest thereon) (such debts, the “Offset Debts”), in which case Party A shall not be required to pay any additional purchase price to Party B, unless the Purchase Price set forth herein is required to be adjusted in accordance with PRC laws. If PRC laws impose mandatory requirements on the Purchase Price agreed under this Agreement, such that the minimum Purchase Price permitted under PRC laws exceeds the price already offset with the Offset Debts, Party B hereby waives its right to receive the amount of price that exceeds the amount offset with the Offset Debts.

2.	Covenants
2.1	Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the constitutional documents of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits required for Party C’s business, and prudently and effectively operate its business and handle its affairs;

2.1.3

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C or legal or beneficial interest in the material business or revenues of Party C, or allow the encumbrance thereon of any Security Interest;

2.1.4

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or assume any debt, except for debts incurred in the ordinary course of business other than payables incurred by loans;

2.1.5

They shall always operate all of Party C’s businesses within the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6	Without the prior written consent of Party A, they shall not cause Party C to execute any material contract, except the contracts in the ordinary course of business;
2.1.7	Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;
2.1.8	They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;
2.1.9

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;
2.1.11	They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;
2.1.12

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13

Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	At the request of Party A, they shall appoint any person designated by Party A as the director or senior management of Party C.

2.1.15	Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates;
2.1.16	Unless otherwise mandatorily required by PRC laws, Party C shall not be dissolved or liquated without prior written consent by Party A;
2.1.17

Once PRC laws permit foreign investors to invest in the principal business of Party C in the PRC, with a controlling stake and/or in the form of wholly foreign-owned enterprise, and the competent PRC government authorities begin to approve such investments, upon Party A’s exercise of the Equity Purchase Option, Party B shall immediately transfer to Party A or the Designee(s) the equity interests in Party C held by Party B, and Party C shall cooperate with the equity transfer procedures; and

2.1.18

With respect to the covenants applicable to Party C under this Article 2.1, Party B and Party C shall cause Party C’s subsidiaries to abide by such covenants where applicable, as if such subsidiaries were Party C under the corresponding paragraphs.

2.2	Covenants of Party B

Party B hereby covenants as follows:

2.2.1

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any Security Interest, except for the interest placed in accordance with Party B’s Equity Pledge Agreement and Party B’s Power of Attorney;

2.2.2

Without the prior written consent of Party A, Party B shall ensure the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any Security Interest, except for the interest placed in accordance with Party B’s Equity Pledge Agreement and Party B’s Power of Attorney;

2.2.3

Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5

Party B shall ensure the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Purchased Equity as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6

To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7	Party B shall appoint any designee of Party A as the director or the senior management of Party C, at the request of Party A;
2.2.8

With respect to the transfer of equity interests of Party C by any other shareholders of Party C to Party A, Party B hereby waives all of its right of first refusal (if any); Party B gives consent to the execution by each other shareholder of Party C with Party A and Party C of the exclusive option agreement, the Equity Pledge Agreement and the power of attorney similar to this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney, and undertakes not to take any action in conflict with such documents executed by such other shareholders (if any);

2.2.9

If Party B received any profit distribution, interest, dividend or proceeds of liquidation from Party C, Party B shall promptly donate all such profit distribution, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A in the manner permitted by the applicable PRC laws; and

2.2.10

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of the transfer of the Purchased Equity, that:

3.1

They have the power, capacity and authority to execute and deliver this Agreement and any equity transfer contract to which they are parties concerning each transfer of the Purchased Equity as described thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Purchase Option. This Agreement and the Transfer Contracts to which they are parties, once executed, constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2

Party B and Party C have obtained any and all approvals and consents from the third parties and competent government authorities (if required) for the execution, delivery and performance of this Agreement;

3.3

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4

Party B has good and marketable title to the equity interests held by it in Party C. Except for Party B’s Equity Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any Security Interest on such equity interests;

3.5	Party C has good and marketable title to all of its assets, and has not placed any Security Interest on the aforementioned assets;
3.6

Party C does not have any outstanding debts, except for (i) debt incurred during the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.7	Party C will comply with all laws and regulations applicable to asset acquisition; and
3.8	There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.
4.	Term

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.	Governing Law and Disputes Resolution
5.1	Governing Law

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by PRC laws.

5.2	Methods of Disputes Resolution

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of all the Parties’ equities, assets, property interest or land assets (including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets), or propose the winding-up of the Parties in accordance with the dispute resolution clause and/or applicable PRC laws. In addition, in the course of forming the tribunal, both Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands, places of incorporation of all the Parties (namely Hefei, China) and places where the principal assets of either Party are located) for the grant of temporary reliefs. During the arbitration, except for the matters under dispute and pending for arbitration, all the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.	Taxes and Fees

Each Party shall pay any and all transfer and registration taxes, expenses and fees incurred thereby or levied thereon in accordance with PRC laws in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	Notices
7.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission to the address of such Party set forth below. A copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	Notices given by personal delivery (including courier service), shall be deemed effectively served on the date of signature for receipt;
7.1.2	Notices given by registered mail, postage prepaid, shall be deemed effectively served on the 15th day after the date on the registered letter receipt;
7.1.3

Notices given by facsimile transmission, shall be deemed effectively served on the date indicated on the fax transmission record, unless it is delivered after 5 o’clock p.m. or on a non-business day per the local time of the recipient, in which case, it shall be deemed effectively served on the business day immediately following the date indicated on the fax transmission record.

7.2	For the purpose of notice, the addresses of the Parties are as follows:
Party A:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building 20, No. 56 AnTuo Road, Jiading District, Shanghai
Attn:	Juan Gan

Party B:	Shaoqing Ren
Address:	********
Attn:	Shaoqing Ren

Party C:	Anhui NIO AI Technology Co., Ltd.
Address:	Building 20, No. 56 AnTuo Road, Jiading District, Shanghai
Attn:	Juan Gan

7.3	Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.
8.	Confidentiality

The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	Breach of Agreement
10.1

If Party B or Party C commits any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B or Party C to indemnify all damages. This Article 10 shall not prejudice any other rights of Party A hereunder.

10.2	Unless otherwise provided for by laws, Party B and Party C shall in no case be entitled to terminate or cancel this Agreement.
11.	Miscellaneous
11.1	Amendments, changes and supplements

Any amendment, change or supplement to this Agreement shall be made in a written agreement signed by each Party.

11.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Severability

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.5	Successors

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties.

11.6	Survival
11.6.1	Any obligations that occurred or that are due in connection with this Agreement before the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.
11.6.2	The provisions of Sections 5, 8, 10 and this Section 11.6 shall survive the termination of this Agreement.
11.7	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.8	Language and Counterpart

This Agreement is written in Chinese in three copies, each Party having one copy.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Party A: Anhui NIO Autonomous Driving Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Party B: Shaoqing Ren

By:	/s/ Shaoqing Ren

Party C: Anhui NIO AI Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative